MONTEAGLE FUNDS

Supplement dated October 20, 2023

to the Prospectus and Statement of Additional Information dated December 30, 2022

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This Supplement to the Prospectus and Statement of Additional Information for the Smart Diversification Fund, a series of the Monteagle Funds (the “Trust”), updates the Prospectus for the Smart Diversification Fund and the Statement of Additional Information for the Trust dated December 30, 2022, to amend certain information as described below.

SMART DIVERSIFICATION FUND

PROSPECTUS

Investment Adviser and Sub-Adviser

Park Place Capital Corporation d/b/a Park Place Capital is the investment adviser to the Fund. Luken Investment Analytics, LLC is the investment Sub-adviser to the Fund.

On October 18, 2023, Luken Investment Analytics, LLC, (“LIA”) the subadvisor of the Smart Diversification Fund (the “Fund”), tendered its resignation as the subadvisor of the Fund pursuant to the terms and conditions set forth in its Subadvisor Agreement dated April 15, 2019.  LIA will continue in its role as the subadvisor for a period of not less than thirty (30) days from the date of its letter of resignation during which time all terms and conditions of the Subadvisor Agreement will remain in full force and effect.

MANAGEMENT

1.

Section entitled “Sub-Advisors/Portfolio Managers.”

On October 18, 2023, Luken Investment Analytics, LLC, (“LIA”) the subadvisor of the Smart Diversification Fund (the “Fund”), tendered its resignation as the subadvisor of the Fund pursuant to the terms and conditions set forth in its Subadvisor Agreement dated April 15, 2019.  LIA will continue in its role as the subadvisor for a period of not less than thirty (30) days from the date of its letter of resignation during which time all terms and conditions of the Subadvisor Agreement will remain in full force and effect.

The Adviser has the ultimate responsibility (subject to oversight by the Board) to oversee the Fund’s Sub-adviser and recommend its hiring, termination and replacement. The Adviser has entered into an investment sub-advisory agreement with Luken Investment Analytics, LLC (“LIA”), under which LIA serves as the Fund’s Sub-adviser. The Adviser has retained LIA to render advisory services and make daily investment decisions for the Fund. The day-to-day management of the Fund is performed by the portfolio managers employed by LIA. LIA is registered as an investment adviser under the Investment Advisers Act of 1940. Information regarding LIA and the business experience and educational background of the Fund’s portfolio managers follow:

Luken Investment Analytics, LLC at 136 Frierson Street, Brentwood, TN 37027, manages the Fund’s portfolio and has since the Fund’s inception. LIA serves primarily individual, retirement plan, corporate and non-profit endowment clients. It primarily manages using Exchange Traded Funds for its clients. As of August 31, 2022, LIA had approximately $200,823,255.86 million in assets under management.

A discussion regarding the basis for the most recent approval by the Board of Trustees of the Sub-Advisory Agreement by and among the Trust, the Adviser and LIA is available in the Fund’s annual report for the period ended August 31, 2022.

Portfolio Managers

Gregory L. Luken serves as President of Luken Investment Analytics, LLC since May 2013. Gregory started in the securities industry in 1988 and began developing math-based solutions for his clients in the early 1990’s. Luken founded and ran a Broker/Dealer, two RIAs and was a founding shareholder in a firm providing software to institutional trading desks for non-standardized derivative securities. He has authored Retire With Confidence, Your Toolbox For Financial Independence, and has been published in Financial Advisor and Wealth Management Magazine.

The Fund’s Statement of Additional Information contains further details about the portfolio managers’ compensation, other accounts they manage, and their ownership of Fund shares.

As a result of the foregoing, this supplement supplements the subsection of the Prospectus entitled “Management”.

STATEMENT OF ADDIITONAL INFORAMITON

Section entitled “SUB-ADVISERS”

Amended in part as to the Smart Diversification Fund, to read:

To assist the Adviser in carrying out its responsibilities, the Adviser has retained the following Sub-advisers to render advisory services and make daily investment decisions for each Fund pursuant to Sub-Advisory Agreements with the Adviser. The continuance of the Sub-Advisory Agreements must be approved at least annually by the Board or by vote of shareholders of the applicable Fund, and in either case by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party.

LUKEN INVESTMENT ANALYTICS, LLC (“LIA”) located in Brentwood, Tennessee sub-advises the portfolio of the Smart Diversification Fund. The firm was formed in May 2013 by Gregory Lee Luken and as of August 31, 2022, managed assets of approximately $200,823,255 million for high-net-worth individuals, pension and profit-sharing plans. Gregory Luken may be deemed to control LIA due to his position as President and principal owner. Park Place Capital pays LIA a sub-advisory fee equal to 0.25% per annum of the Smart Diversification Fund's average daily net assets up to $10 million and 0.50% of such assets over $10 million.

On October 18, 2023, Luken Analytics, LLC, (“LIA”) the subadvisor of the Smart Diversification Fund (the “Fund”), tendered its resignation as the subadvisor of the Fund pursuant to the terms and conditions set forth in its Subadvisor Agreement dated April 15, 2019.  LIA will continue in its role as the subadvisor for a period of not less than thirty (30) days from the date of its letter of resignation during which time all terms and conditions of the Subadvisor Agreement will remain in full force and effect.

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PORTFOLIO MANAGERS

Smart Diversification Fund

On October 18, 2023, Luken Analytics, LLC, (“LIA”) the subadvisor of the Smart Diversification Fund (the “Fund”), tendered its resignation as the subadvisor of the Fund pursuant to the terms and conditions set forth in its Subadvisor Agreement dated April 15, 2019.  LIA will continue in its role as the subadvisor for a period of not less than thirty (30) days from the date of its letter of resignation during which time all terms and conditions of the Subadvisor Agreement will remain in full force and effect.

Gregory L. Luken of LIA is primarily responsible for the day-to-day management of the Smart Diversification Fund. As of August 31, 2022, Mr. Luken was responsible for the management of the following other accounts in the addition to the Fund:

PORTFOLIO MANAGER	NUMBER OF ACCOUNTS MANAGED	TOTAL ASSETS OF ACCOUNTS MANAGED	NUMBER OF MANAGED ACCOUNTS SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS OF MANAGED ACCOUNTS SUBJECT TO A PERFORMANCE FEE
Gregory L. Luken	Registered investment companies: 0	$0	0	$0
	Pooled investment vehicles: 0	$0	0	$0
	Other accounts: 379	$175 million	0	$0

Greg Luken is the sole manager for LIA. He is compensated by a fixed monthly salary and may also receive a bonus not based on fund performance.

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Shareholders should read this Supplement in conjunction with the Smart Diversification  Fund’s Prospectus and the Statement of Additional Information, each as supplemented from time to time.  These documents provide information that you should know before investing and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at (888) 263-5593.

Investors should retain this supplement for future reference.